UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2020

ACAMAR PARTNERS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38818	83-2456129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Brickell Avenue, Suite 2130

Miami, Florida 33131

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (786) 264-6680

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	ACAMU	The Nasdaq Capital Market LLC
Class A common stock, par value $0.0001 per share	ACAM	The Nasdaq Capital Market LLC
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	ACAMW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 16, 2020, Acamar Partners Acquisition Corp., a Delaware corporation (the “Company”), entered into an amendment (the “Amendment”) to the Agreement and Plan of Merger (the “Merger Agreement”) dated as of October 21, 2020, by and among the Company, Acamar Partners Sub, Inc., a Delaware corporation and direct wholly-owned subsidiary of the Company (“Merger Sub”), and CarLotz, Inc., a Delaware corporation (“CarLotz”) (capitalized terms used but not defined herein shall have the meaning given to them in the Merger Agreement). Pursuant to the Amendment, the holders of CarLotz options will receive their earnout payment in the form of restricted stock units with respect to shares of Acquiror Common Stock, as calculated pursuant to the Spreadsheet, instead of Earnout Acquiror Options as contemplated in the Merger Agreement.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference is the investor update presentation to be used by the Company in connection with the announcement of the financial results of CarLotz for the third quarter of 2020.

Attached hereto as Exhibit 99.2 and incorporated into this Item 7.01 by reference is a copy of the joint press release issued on December 16, 2020 by the Company and CarLotz announcing the financial results of CarLotz for the third quarter of 2020.

Attached hereto as Exhibit 99.3 and incorporated into this Item 7.01 by reference is a copy of the communications with investors on December 16, 2020 announcing the financial results of CarLotz for the third quarter of 2020.

The information in this Item 7.01 (including Exhibits 99.1, 99.2, and 99.3) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act of 1934.

Important Additional Information and Where to Find It

This communication is being made in respect of the proposed merger transaction involving Acamar Partners and CarLotz. Acamar Partners has filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), which includes a preliminary proxy statement of Acamar Partners, a preliminary prospectus of Acamar Partners and a preliminary consent solicitation statement of CarLotz, and will file other documents with the SEC regarding the proposed transaction. A definitive proxy statement/prospectus/consent solicitation statement will also be sent to the stockholders of Acamar Partners and CarLotz, seeking any required stockholder approval. Before making any voting or investment decision, investors and security holders of Acamar Partners and CarLotz are urged to carefully read the entire registration statement and proxy statement/prospectus/consent solicitation statement, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by Acamar Partners with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by Acamar Partners may be obtained free of charge from Acamar Partners at www.acamarpartners.com. Alternatively, these documents, when available, can be obtained free of charge from Acamar Partners upon written request to Acamar Partners Acquisition Corp., 1450 Brickell Avenue, Suite 2130, Miami, Florida 33131, or by calling 786-264-6680.

Participants in the Solicitation

Acamar Partners, CarLotz and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Acamar Partner in connection with the proposed merger. Information regarding Acamar Partners’ directors and executive officers is contained in Acamar Partners’ Annual Report on Form 10-K for the year ended December 31, 2019, which has been filed with the SEC and is available at the SEC website at www.sec.gov.

Additional information regarding the interests of these participants and other persons who may be deemed to be participants in the solicitation may be obtained by reading the registration statement and the proxy statement/prospectus/consent solicitation statement and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements include statements that are not historical facts, such as statements concerning possible or assumed future actions, business strategies, events or results of operations, including statements regarding Acamar Partners’ and CarLotz’ expectations or predictions of future financial or business performance or conditions. Forward-looking statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions.

Forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Acamar Partners’ registration statement on Form S-4 under “Risk Factors,” Acamar Partners’ Form 10-K for the year ended December 31, 2019 under “Risk Factors” in Part I, Item 1A and in Acamar Partners’ Form 10-Q for the quarterly period ended March 31, 2020, Form 10-Q for the quarterly period ended June 30, 2020 and Form 10-Q for the quarterly period ended September 30, 2020 under “Risk Factors” in Part II, Item 1A. These risk factors will be important to consider in determining future results and should be reviewed in their entirety.

In addition to risks previously disclosed in Acamar Partners’ reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to meet the closing conditions to the merger, including approval by stockholders of Acamar Partners and CarLotz on the expected terms and schedule; delay in closing the merger; failure to realize the benefits expected from the proposed transaction; the effects of pending and future legislation; risks related to management’s focus on the proposed transaction rather than on the ongoing business operations of CarLotz; business disruption following the transaction; risks related to Acamar Partners’ or CarLotz’ indebtedness; other consequences associated with mergers, acquisitions and legislative and regulatory actions and reforms; risks of the automotive and used vehicle industries; the potential impact of COVID-19 on the used vehicle industry and on the CarLotz business; litigation, complaints, product liability claims or adverse publicity; the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability; new entrants in the consignment-to-retail used vehicle business; technological disruptions, privacy or data breaches, the loss of data or cyberattacks; and the ability to compete successfully with new and existing market participants.

Any financial projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Acamar Partners’ and CarLotz’ control. While all projections are necessarily speculative, Acamar Partners and CarLotz believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Acamar Partners and CarLotz, or their representatives, considered or consider the projections to be a reliable prediction of future events.

Forward-looking statements speak only as of the date they are made, and Acamar Partners and CarLotz are under no obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports that Acamar Partners has filed or will file from time to time with the SEC. Forward-looking statements are expressed in good faith, and Acamar Partners and CarLotz believe there is a reasonable basis for then. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Acamar Partners and is not intended to form the basis of an investment decision in Acamar Partners. All subsequent written and oral forward-looking statements concerning Acamar Partners and CarLotz, the proposed transaction or other matters and attributable to Acamar Partners and CarLotz or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description
2.1	Amendment No. 1 to the Agreement and Plan of Merger, dated December 16, 2020
99.1	Investor Update Presentation
99.2	Press Release, dated December 16, 2020
99.3	Script for December 16, 2020 Investor Call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACAMAR PARTNERS ACQUISITION CORP.

Dated: December 16, 2020	By:	/s/ Luis Ignacio Solorzano Aizpuru
	Name:	Luis Ignacio Solorzano Aizpuru
	Title:	Chief Executive Officer

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